UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

ANTERO RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JUNE 7, 2022 8:30 A.M. Mountain Time Antero Principal Executive Offices 1615 Wynkoop Street Denver, CO 80202	AMENDED NOTICE of 2022 Annual Meeting of Shareholders

The 2022 Annual Meeting of Stockholders of Antero Resources Corporation (“Antero”) will be held online on Tuesday, June 7, 2022, at 8:30 A.M. Mountain Time. The Annual Meeting is being held for the purposes listed below:

AGENDA

1.	Elect the three Class III members of Antero Resources Corporation’s Board of Directors (the “Board”) named in this Proxy Statement to serve until Antero’s 2025 Annual Meeting of Stockholders,
2.	Ratify the appointment of KPMG LLP as Antero’s independent registered public accounting firm for the year ending December 31, 2022,
3.	Approve, on an advisory basis, the compensation of Antero’s named executive officers,
4.	Approve, on an advisory basis, the preferred frequency of advisory votes on executive compensation, and
5.	Transact other such business as may properly come before the meeting and any adjournment or postponement thereof.

These proposals are described in the accompanying proxy materials.

RECORD DATE

April 18, 2022

By order of the Board of Directors,

Yvette K. Schultz

Chief Compliance Officer, Senior Vice President—Legal, General Counsel and Secretary

WHO MAY VOTE:

You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on April 18, 2022, the record date for the Annual Meeting. The Board requests your proxy for the Annual Meeting, which will authorize the individuals named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement thereof.

HOW TO RECEIVE ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS:

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy solicitation materials electronically, rather than mailing paper copies of these materials to each stockholder. Beginning on April 28, 2022, we will mail to each stockholder a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2022:

This Notice of Annual Meeting and Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) are available on our website free of charge at www.anteroresources.com in the “SEC Filings” subsection of the “Investors” section.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
If you are a registered stockholder as of the record date, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:	INTERNET Use the website listed on the Notice of Internet Availability (the “Notice”)	BY TELEPHONE Use the toll-free number listed on the Notice	BY MAIL Sign, date and return your proxy card in the provided pre-addressed envelope	DURING THE ANNUAL MEETING Vote online during the Annual Meeting. See page 10 of the Proxy Statement for instructions on how to attend online

Explanatory Note

On April 28, 2022, Antero Resources Corporation (”Antero”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the 2022 Annual Meeting of Stockholders. This supplement to the Proxy Statement and Proxy Card (the “Supplement”) is being filed to add a new Item Four and submit a proposal to our stockholders for an advisory vote on the preferred frequency with which we should include an advisory say-on-pay vote in our proxy materials for future stockholder meetings. Item Four was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission. Other than the addition of Item Four to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of stockholders for the proposals to be voted on at the Annual Meeting.

This Supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

2022 Proxy Statement Supplement

This Supplement supplements and amends the Proxy Statement to (i) add a new Item Four to the Proxy Statement that provides for an advisory vote on the preferred frequency with which we should include an advisory say-on-pay vote in our proxy materials for future stockholder meetings, and (ii) update the Notice of 2022 Annual Meeting of Shareholders to add the new Item Four. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being made available to stockholders beginning on or about May 2, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

With respect to Item Four, stockholders may vote to have the say-on-pay vote every one year, every two years, every three years or abstain from voting in response to the resolution set forth below. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter will be deemed to be the frequency preferred by the stockholders. Abstentions will have no effect on the vote.

Item Four is a “non-routine” matter. Accordingly, if you hold shares beneficially in “street name” and do not provide your broker with voting instructions as to Item Four, your shares may constitute “broker non-votes” as to Item Four. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Broker non-votes will have no effect on the vote.

ITEM FOUR: ADVISORY VOTE ON PREFERRED FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Item Three above, our stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Item Three above is referred to as a “say-on-pay” vote.

Pursuant to Section 14A of the Exchange Act, this Item Four affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or a special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting). We believe that say-on-pay votes should be conducted every year so that stockholders may provide us with direct and timely input on our executive compensation program. Please note that this vote is advisory and not binding on Antero or the Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide now or in the future that it is in the best interests of our stockholders and our company to hold an advisory vote on executive compensation on a different frequency than the frequency receiving the most votes cast by our stockholders.

Under this Item Four, stockholders may vote to have the say-on-pay vote every one year, every two years, every three years or abstain from voting in response to the resolution set forth below.

"RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of Antero’s named executive officers as set forth in the company's proxy statement should be every year, every two years, or every three years."

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE OPTION OF "ONE YEAR" AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

ANTERO RESOURCES CORPORATION
1615 WYNKOOP STREET
DENVER, CO 80202

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D86264-P68200 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ANTERO RESOURCES CORPORATION

	For All	Withhold All	For All Except
1. Class III Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert J. Clark
02) Benjamin A. Hardesty
03) Vicky Sutil

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as Antero Resources Corporation's independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of Antero Resources Corporation's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote ONE YEAR for the following proposal:

	One Year	Two Years	Three Years	Abstain
4. To approve, on an advisory basis, the preferred frequency of advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D86265-P68200

ANTERO RESOURCES CORPORATION
Annual Meeting of Stockholders
June 7, 2022 8:30 AM MDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul M. Rady, Michael N. Kennedy and Yvette K. Schultz, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ANTERO RESOURCES CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM MDT on June 7, 2022, at www.virtualshareholdermeeting.com/AR2022, and any adjournment or postponement thereof. Each of the appointed proxies is hereby authorized to vote in his or her discretion upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side